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                                                                      Exhibit 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-51373) and Forms S-8 (No. 33-26666, 33-68820 and 33-56725) of Hadson Corporation of our report dated March 3, 1995, appearing on page F-2 of this Form 10-K.




PRICE WATERHOUSE LLP
Oklahoma City, Oklahoma
March 29, 1995